UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

June 4, 2015

Dear Shareholder:

You are cordially invited to attend the joint annual meeting of shareholders of each of the funds named above (each, a “Fund”), which will be held on Thursday, July 16, 2015, at 4:00 p.m., central time, in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois.

The meeting has been called by the Board of Trustees of each Fund to elect two trustees of each Fund for three-year terms and two trustees of each Fund for one-year terms, as more fully discussed in the proxy statement.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposal, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares or need directions to the meeting of shareholders, please call 1-800-582-6959.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

John P. Calamos, Sr.

Trustee and President

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

Answers to Some Important Questions

Q.  What am I being asked to vote “For” on this proxy?

A.  You are asked to vote for the election of trustees to the board of each Fund for which you are an eligible shareholder.

Q.  How does the board of trustees suggest that I vote?

A.  The trustees of each Fund unanimously recommend that you vote “For” the nominees on the enclosed proxy card(s).

Q.  How can I vote?

A.  Details about voting can be found in the proxy statement under the heading “More Information about the Meeting — How to Vote.”

You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope.

You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

This information summarizes information that is included

in more detail in the proxy statement. We urge you to read

the proxy statement carefully.

If you have questions, call 1-800-582-6959.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

CALAMOS® STRATEGIC TOTAL RETURN FUND

CALAMOS® GLOBAL TOTAL RETURN FUND

CALAMOS® GLOBAL DYNAMIC INCOME FUND

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

July 16, 2015

A joint annual meeting of shareholders of each Fund named above (each, a “Fund”) has been called to be held in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois, at 4:00 p.m., central time, on Thursday, July 16, 2015 for the following purpose:

To elect two trustees to the board of trustees of each Fund for three-year terms and to elect two trustees to the board of trustees of each Fund for one-year terms; and to consider and act upon any other matters that may properly come before the meeting and at any adjournment thereof.

The election of a nominee to the board of trustees of a Fund requires the affirmative vote of a plurality of the votes cast at the Meeting of that Fund’s shareholders. Holders of the common shares of each Fund will vote together, as a single class, to elect four trustees.

Shareholders of record as of the close of business on May 18, 2015 are entitled to notice of, and to vote at, the meeting (or any adjournment of the meeting).

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on July 16, 2015: This Notice and the Proxy Statement are available on the Internet at www.Calamos.com/fundproxy.

By Order of the Board of Trustees of each Fund,

/s/    J. Christopher Jackson

J. Christopher Jackson

Secretary

June 4, 2015

Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY

CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT

THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU

ATTEND THE MEETING.

CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND (“CHI”)

CALAMOS® CONVERTIBLE AND HIGH INCOME FUND (“CHY”)

CALAMOS® STRATEGIC TOTAL RETURN FUND (“CSQ”)

CALAMOS® GLOBAL TOTAL RETURN FUND (“CGO”)

CALAMOS® GLOBAL DYNAMIC INCOME FUND (“CHW”)

CALAMOS® DYNAMIC CONVERTIBLE AND INCOME FUND (“CCD”)

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

JOINT PROXY STATEMENT

Joint Annual Meeting of Shareholders

July 16, 2015

This joint proxy statement is being sent to you by the board of trustees of each Fund named above (each, a “Fund”). The board of each Fund is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Fund to be voted at the joint meeting of shareholders called to be held on July 16, 2015. Shareholders of record at the close of business on May 18, 2015 (the “record date”) are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about June 4, 2015. Each Fund’s board has determined that the use of this joint proxy statement for each annual meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund’s annual report to shareholders for the fiscal year ended October 31, 2014. If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

CALAMOS ADVISORS LLC, each Fund’s investment adviser, is referred to as “Calamos Advisors.” Calamos Advisors is an indirect subsidiary of CALAMOS ASSET MANAGEMENT, INC. (“CAM”), a publicly traded corporation whose voting shares are majority-owned by John P. Calamos, Sr. and the Calamos family. As of March 31, 2015, Calamos Advisors managed approximately $24.5 billion in assets of individuals and institutions. The Funds and Calamos Advisors may be contacted at the same address noted above.

ELECTION OF TRUSTEES

Two trustees are to be elected to the board of each Fund for a three-year term and two trustees are to be elected to the board of each Fund for a one-year term. The nominees for the board of each Fund are Virginia G. Breen, Theresa A. Hamacher, John E. Neal, and David D. Tripple. John E. Neal and David D. Tripple are currently trustees of each Fund.

Unless otherwise directed, the persons named on the accompanying proxy card(s) intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are six trustees. In accordance with each Fund’s Agreement and Declaration of Trust, its board of trustees is divided into three classes consisting, as nearly as possible, of one-third of the total number of trustees. The terms of the trustees of the different classes are staggered. The current terms of John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2015. The terms of Weston W. Marsh and Stephen B. Timbers will expire at the annual meeting of shareholders in 2016, though Weston W. Marsh intends to resign following the 2015 shareholder meeting. The terms of John P. Calamos, Sr. and William R. Rybak will expire at the annual meeting of shareholders in 2017.

If elected at the meeting to serve on the board of each Fund, Virginia G. Breen and Theresa A. Hamacher will hold office for a one-year term beginning July 20, 2015 until the 2016 annual meeting or until her successor is duly elected and qualified. If elected at the meeting to serve on the board of each Fund, John E. Neal and David D. Tripple will hold office for a three-year term until the 2018 annual meeting or until his successor is duly elected and qualified. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

The following tables set forth the trustees’ and nominees’ position(s) with each Fund, age, principal occupation during the past five years, other directorships, and the year in which they first became trustees of the respective Funds.

Continuing trustee who is an interested person of each Fund:

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
John P. Calamos, Sr., 74**	Trustee and President (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007 and of CCD since 2015)	27	Chairman, CEO, and Global Co-Chief Investment Officer, CAM, Calamos Investments LLC (“CILLC”), Calamos Advisors, and Calamos Wealth Management LLC (“CWM”); Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013)

*	The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**	Mr. Calamos is a trustee who is an “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is an officer of each Fund and is an affiliated person of Calamos Advisors and CFS.

Nominees for election at the meeting who are not interested persons of any Fund:

Nominees with terms to expire in 2016

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Virginia G. Breen, 50	Nominee	27 (if elected)	Director, Bank of America/US Trust Company (since 2002); Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)**; Partner, Chelsea Partners (since 2011) (advisory services); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)
Theresa A. Hamacher, 55	Nominee	27 (if elected)	President, NICSA, Inc. (non-profit association for investment management industry participants)

*	The address of each trustee and nominee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**	Overseeing eight portfolios in fund complex.

Nominees with terms to expire in 2018

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
John E. Neal, 65	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007 and of CCD since 2015)	27	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
David D. Tripple, 71	Trustee (of CHI, CHY, CSQ and CGO since 2006, of CHW since 2007 and of CCD since 2015)	27	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)**

*	The address of each trustee and nominee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**	Overseeing three portfolios in fund complex.

Continuing trustees who are not interested persons of any Fund:

Name, Age at March 31, 2015 and Address	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
William R. Rybak, 64	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007 and of CCD since 2015)	27	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC and JNL Strategic Income Fund LLC**; Trustee, Lewis University (since October 2012)
Weston W. Marsh, 64	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004, of CHW since 2007 and of CCD since 2015)	27	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

Name, Age at March 31, 2015 and Address	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Stephen B. Timbers, 70	Trustee (of CHI, CHY, CSQ and CGO since 2004,of CHW since 2007 and of CCD since 2015); Lead Independent Trustee (of CHI, CHY, CSQ and CGO since 2005, of CHW since 2007 and of CCD since 2015)	27	Private investor

*	The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.
**	Overseeing 117 portfolios in fund complex.

Officers.    John P. Calamos, Sr. is president of each Fund. The earlier table gives more information about Mr. Calamos. The following table sets forth each other officer’s name and age as of March 31, 2015, position with the Funds, principal occupation during the past five years, and the date on which he first became an officer of the Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years
Gary D. Black, 54	Vice President (of CHI, CHY, CSQ, CGO and CHW since 2012 and of CCD since 2015)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012)
Nimish S. Bhatt, 51	Vice President and Chief Financial Officer (of CHI, CHY, CSQ, CGO and CHW since 2007 and of CCD since 2015)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, and CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)
Robert F. Behan, 50	Vice President (of CHI, CHY, CSQ, CGO and CHW since 2013 and of CCD since 2015)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto, Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013); prior thereto, Head of Strategic Partners Team (2010-2010); prior thereto, National Accounts/Retirement Services (2009-2010)

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Fund and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years
Curtis Holloway, 47	Treasurer (of CHI, CHY, CSQ, CGO and CHW since 2010 and of CCD since 2015), prior thereto Assistant Treasurer (of CHI, CHY, CSQ, CGO and CHW from 2007-2010)	Vice President, Fund Administration (since 2013), Calamos Advisors; Treasurer (of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW since 2010, of Calamos ETF Trust since 2013 and of CCD since 2015); prior thereto, Assistant Treasurer (2007-2010)
J. Christopher Jackson, 63	Vice President and Secretary (of CHI, CHY, CSQ, CGO and CHW since 2010 and of CCD since 2015)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors; CFS and CWM (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (2013-2014); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche

Bank AG (2006-2010)

Mark J. Mickey, 63	Chief Compliance Officer (of CHI, CHY, CSQ and CGO since 2005, of CHW since 2007 and of CCD since 2015)	Chief Compliance Officer, Calamos Funds (since 2005)

*	The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Boards of Trustees.    Each Fund’s board of trustees currently has five standing committees:

Executive Committee.    Messrs. Calamos and Timbers are members of the executive committee of each board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John P. Calamos, Sr. is an interested trustee of each Fund.

Dividend Committee.    Mr. Calamos serves as the sole member of the dividend committee of each board. Each dividend committee is authorized, subject to board review, to declare distributions on the respective Fund’s shares in accordance with the Fund’s distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee.    Messrs. Marsh, Neal (Chair), Rybak, Timbers and Tripple serve on the audit committee of each board. The audit committees operate under a written charter adopted and approved by each board, a copy of which is available on the Funds’ website, www.calamos.com. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors’ performance, review the results of each Fund’s audit, determine whether to recommend to the board that the Fund’s audited financial statements be included in the Fund’s annual report and respond to other matters deemed appropriate by the boards. Each committee member is “independent” as defined by the NASDAQ Listing Rules and is not an interested person of the Fund as defined in the 1940 Act. The board of each Fund has determined that each member of its audit committee is financially literate and that at least one of its members has prior accounting or related financial management experience. Messrs. Neal, Rybak, Timbers and Tripple have been determined by the board to be audit committee financial experts for each Fund.

Governance Committee.    Messrs. Marsh, Neal, Rybak (Chair), Timbers and Tripple serve on the governance committee of each board. Each committee member is “independent” as defined by the NASDAQ Listing Rules and is not an “interested person” of the Funds as defined in the 1940 Act. The governance committees operate under a written charter adopted by each board, a copy of which is available on the Funds’ website, www.calamos.com. The governance committees oversee the independence and effective functioning of the boards of trustees and endeavors to be informed about good practices for investment company boards. The committees also make recommendations to their respective boards regarding compensation of independent trustees.

The governance committees also function as nominating committees by making recommendations to the boards of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committees with respect to the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the Funds’ trustees and officers, and references are checked prior to initial nomination. The governance committees will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committees for their consideration. Procedures for nominating a candidate are set forth in Appendix A to this proxy statement.

Valuation Committee.    Messrs. Marsh, Neal, Rybak, Timbers and Tripple (Chair), serve on the valuation committee of each board. Each committee member is “independent” as defined by the NASDAQ Listing Rules and is not an “interested person” of the Funds as defined in the 1940 Act. The valuation committees operate under a written charter approved by each board. The valuation committees oversee valuation matters of each Fund delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, review the Funds’ valuation procedures and their application by the pricing committee, review pricing errors and procedures for calculation of net asset value of each Fund and respond to other matters deemed appropriate by each board.

In addition to the above committees, each Fund’s board of trustees has appointed and oversees a pricing committee comprised of officers of the Fund and employees of Calamos Advisors.

The following table shows the number of meetings the board and standing committees of CHI, CHY, CSQ, CGO and CHW held during the fiscal year ended October 31, 2014:*

	CHI	CHY	CSQ	CGO	CHW

Board of Trustees	6	6	6	6	6

Executive Committee	0	0	0	0	0

Audit Committee	4	4	4	4	4

Governance Committee	2	2	2	2	2

Dividend Committee**	12	12	12	12	12

Valuation Committee	4	4	4	4	4

*	CCD commenced operations on March 27, 2015.

**	Although each Fund’s Dividend Committee held no meetings, it acted by written consent on twelve occasions during the fiscal year ended October 31, 2014.

All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees of each Fund held during the fiscal year ended October 31, 2014.

Leadership Structure and Qualifications of the Board of Trustees. Each Fund’s board of trustees is responsible for oversight of their respective Fund. Each Fund has engaged Calamos Advisors to manage that Fund on a day-to-day basis. Each board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of their respective Fund. Each board of trustees is currently composed of six members, five of whom are non-interested trustees. If the nominees are elected at the meeting of shareholders, each board of trustees will be composed of seven members, six of whom will be non-interested trustees. Each board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, each board of trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, each board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time-to-time, to assist each board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to each Fund.

The chairman of each board of trustees is an “interested person” of each Fund (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Funds. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Funds’ non-interested trustees. The trustees believe that each board of trustees’ leadership structure is appropriate given the characteristics and circumstances of the Funds. The trustees also believe that this structure facilitates the exercise of each board of trustees’ independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

Each board of trustees, including the independent trustees, has unanimously concluded that, based on each trustee’s and each nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees and nominees, each continuing trustee should serve, and each nominee should be nominated to serve, as a member of each Board. In making this determination, the board of trustees has taken into account the actual service of the current trustees during their tenure in concluding that each should continue to serve or be nominated to serve. The board of trustees also has considered each trustee’s and each nominee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee and nominee that led each board of trustees to conclude that he or she should serve as a trustee.

Each of Messrs. Calamos, Marsh, Neal, Rybak and Tripple has served for multiple years as a trustee of the Funds. In addition, each of Mses. Breen and Hamacher and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has more than 25 years of experience in the financial services industry. Mr. Marsh has over 30 years of experience as a practicing attorney, counseling corporations and litigating commercial disputes. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Marsh, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and each of Messrs. Marsh and Tripple has earned a Juris Doctor degree.

Risk Oversight.    The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, each board of trustees oversees risk through various regular board and committee activities. Each board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Funds’ Compliance Officer, the Funds’ independent registered public accounting firm, independent outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Funds resides with Calamos Advisors and other service providers to the Funds. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

Trustee Compensation.    The Funds do not compensate any of the trustees who are affiliated persons of Calamos Advisors.

The compensation paid to the non-interested trustees of the Funds in the Fund Complex* for their services as such consists of an annual retainer fee in the amount of $86,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee also receives a meeting attendance fee of $7,000 for any regular board meeting attended in person, $3,500 for any regular board meeting attended by telephone or any special board meeting attended in person or by phone, $3,000 for any committee meeting attended in person or by telephone, and $1,500 per ad-hoc committee meeting to the ad-hoc committee chair. If Ms. Breen and Ms. Hamacher are elected to the boards of trustees of the Funds, they will receive the same compensation as the other non-interested trustees. The following table sets forth information with respect to the compensation paid by the Funds and the Fund Complex during the fiscal year ended October 31, 2014 to each of the trustees then serving.

Name	CHI	CHY	CSQ	CGO	CHW	CCD*	Fund Complex**

John P. Calamos, Sr.	$0	$0	$0	$0	$0	$0	$0

Weston W. Marsh†	$7,903	$8,669	$14,530	$2,428	$5,706	$0	$144,500

John E. Neal†	$8,997	$9,868	$16,539	$2,764	$6,496	$0	$164,500

William R. Rybak	$8,450	$9,269	$15,534	$2,596	$6,101	$0	$154,500

Stephen B. Timbers	$10,090	$11,068	$18,548	$3,101	$7,286	$0	$184,500

David D. Tripple	$7,569	$8,303	$13,916	$2,327	$5,465	$0	$138,500

*	CCD commenced operations on March 27, 2015.

**	The Fund Complex includes Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust and the Funds.

†	Includes fees deferred during the year pursuant to the deferred compensation plan described below.

The Funds in the Fund Complex have adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (“participating trustees”) may defer receipt of all or a portion of his compensation from the Funds in the Fund Complex in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to the trustee’s deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan. As of October 31, 2014, the values of the deferred compensation accounts of each of Messrs. Marsh and Neal were $1,967,922 and $1,497,970, respectively.

Certain Relationships and Related Transactions.    Each Fund has entered into an Investment Management Agreement and a Financial

Accounting Services Agreement with Calamos Advisors. According to the terms of those agreements, Calamos Advisors provides portfolio management services to each Fund in consideration for fees based on the Fund’s managed assets and provides certain accounting services to each Fund in consideration for fees based on the Fund’s daily average net assets.

Required Vote.    The vote of a plurality of all shares of the Fund present at the meeting, in person or by proxy, is required to elect each of the trustees. Each share is entitled to one vote.

Board Recommendation

Each Fund’s board of trustees unanimously recommends that shareholders of each Fund vote “For” the nominees.

OTHER MATTERS

Each Fund’s board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action at the meeting, and the respective Fund did not have notice of the matter at least 45 days prior to the date on which proxy materials were first sent to shareholders, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Holders of the common shares of each Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders.    At the record date, the Funds had the following numbers of shares issued and outstanding:

Common Shares

CHI	69,997,487

CHY	72,508,400

CSQ	154,514,000

CGO	8,465,001

CHW	59,006,992

CCD	24,384,692

At March 31, 2015, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges. Ms. Breen and Ms. Hamacher, who are not currently trustees of the Funds, did not beneficially own shares of any Fund as of March 31, 2015.

Trustee	CHI	CHY	CSQ	CGO	CHW	CCD	Aggregate Dollar Range of Shares in the Fund Complex

John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Weston W. Marsh	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	None	None	Over $100,000

John E. Neal	None	None	None	Over $100,000	None	None	Over $100,000

William R. Rybak	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	None	None	Over $100,000

Stephen B. Timbers	$50,000-100,000	Over $100,000	$50,000-100,000	$50,000-100,000	None	None	Over $100,000

David D. Tripple	$1-10,000	$1-10,000	$1-10,000	$1-10,000	$1-10,000	None	Over $100,000

At March 31, 2015, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of common shares of the Funds (or percentage of outstanding shares) as follows:

Trustee	CHI	%	CHY	%	CSQ	%	CGO	%	CHW	%	CCD	%

John P. Calamos, Sr.	42,388.54	*	194,736.98	*	276,749.2	*	277,754.92	3.3%	44,173	*	5,246.59	*

Weston W. Marsh	2,800	*	3,500	*	4,400	*	0	*	0	*	0	*

John E. Neal	0	*	0	*	0	*	17,150	*	0	*	0	*

William R. Rybak	2,924.27	*	3,097.34	*	3,506	*	0	*	0	*	0	*

Stephen B. Timbers	4,000	*	7,500	*	6,500	*	6,500	*	0	*	0	*

David D. Tripple	400	*	300	*	500	*	500	*	800	*	0	*

Trustees and Officers as a group (15 persons)	52,512.81	*	213,134.32	*	294,155.2	*	302,904.92	3.6%	44,973	*	5,246.59	*

*	Indicates less than 1%.

[1]

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

At the record date, the following persons were known to own beneficially more than 5% of the outstanding securities of each of the following Funds:

		Shares Held	Percentage Held
CHI	Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	10,039,767	14.34%
	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	8,536,406	12.20%
	Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	6,623,126	9.46%
	National Financial Services LLC Attn: Sean Cole 499 Washington Blvd. Jersey City, NJ 07310	6,087,691	8.70%
	First Clearing, LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	4,708,898	6.73%
	Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NY 07399	4,622,527	6.60%
	Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	4,392,733	6.28%
	UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	3,941,191	5.63%

		Shares Held	Percentage Held
CHY	Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	10,604,965	14.63%
	First Clearing, LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	8,084,949	11.15%
	Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	7,756,346	10.70%
	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	6,608,982	9.11%
	Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	6,108,397	8.42%
	National Financial Services LLC Attn: Sean Cole 499 Washington Blvd. Jersey City, NJ 07310	5,232,150	7.22%
	Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NY 07399	4,353,787	6.00%
CSQ	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	34,947,901	22.62%
	First Clearing, LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	29,099,649	18.83%

		Shares Held	Percentage Held
	UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	21,231,871	13.74%
	Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	15,488,353	10.02%
CGO	Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	1,610,412	19.02%
	Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	992,341	11.72%
	National Financial Services LLC Attn: Sean Cole 499 Washington Blvd. Jersey City, NJ 07310	970,019	11.46%
	First Clearing, LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	759,714	8.97%
	Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NY 07399	555,511	6.56%
	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	551,940	6.52%
	UBS Financial Services Inc. Attn: Jane Flood 1000 Harbor Blvd Weehawken, NJ 07086	499,240	5.90%

		Shares Held	Percentage Held
CHW	First Clearing, LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	16,969,860	28.76%
	Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	9,037,551	15.32%
	Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	6,295,217	10.67%
	Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NY 07399	2,990,035	5.07%
	National Financial Services LLC Attn: Sean Cole 499 Washington Blvd. Jersey City, NJ 07310	2,968,952	5.03%
CCD	First Clearing, LLC Attn: Matt Buettner 2801 Market Street H0006-09B St. Louis, MO 63103	8,163,949	33.48%
	Merrill Lynch Pierce Fenner & Smith Attn: Earl Weeks c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	5,498,470	22.55%
	AEIS Inc. Greg Wraalstad 901 3rd Ave South Minneapolis, MN 55474	3,194,771	13.10%
	RBC Capital Markets Steve Schafer Sr 60 S 6TH ST — P09 Minneapolis, MN 55402-4400	1,634,319	6.70%
	Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NY 07399	1,375,640	5.64%

To each Fund’s knowledge, no change in control of such Fund has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted.    All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote.    Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

Expenses.    The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Funds. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Calamos Advisors, the Funds’ transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Funds to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

Householding.    The Funds reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Funds at 1-800-582-6959 or write to the Funds at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy.    At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Funds at the Funds’ offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum, Voting at the Meeting, and Adjournment.    For any matter that may properly come before the meeting of a Fund, one-third of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted. If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment of the meeting for a Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Funds’ trustees and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds’ equity securities to file forms reporting their affiliation with the Fund(s) and reports of ownership and changes in ownership of the Funds’ shares with the Securities and Exchange Commission (the “SEC”). Those persons and entities are required by SEC regulation to furnish the Funds with copies of any Section 16(a) form they file. Based on a review of those forms furnished to the Funds, the Funds believe that their trustees and officers and investment adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of each Fund’s management, no person owns beneficially more than 10% of a class of the Fund’s equity securities.

AUDIT COMMITTEE REPORT

The audit committee of each Fund’s board of trustees reviews that Fund’s annual financial statements with both management and the independent auditors, and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund’s financial and internal controls.

Each audit committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent and internal auditors. The committees have reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles.

The audit committees have also discussed with the independent auditors various matters as required by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and the independent auditors’ independence. The independent auditors provided to the committees the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the representatives of the independent auditors confirmed to the committees their firm’s independence.

Based on each audit committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committees, each committee recommended that the respective Fund include the audited financial statements in the Fund’s annual report.

The members of the audit committee are: Weston W. Marsh, John E. Neal (Chair), William R. Rybak, Stephen B. Timbers and David D. Tripple.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committees of CHI, CHY, CSQ, CGO, CHW and CCD selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to audit the books and records of that Fund for its fiscal year ended October 31, 2014. It is not currently expected that a representative of D&T will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees.    D&T billed CHI, CHY, CSQ, CGO, CHW and CCD aggregate fees for professional services rendered with respect to the audits of the Funds’ annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013

CHI	$44,711	$44,520

CHY	$37,542	$47,772

CSQ	$62,042	$61,104

CGO	$11,990	$22,177

CHW	$25,015	$25,727

CCD	$0	N/A

Audit Related Fees.    D&T billed CHI, CHY, CSQ, CGO, CHW and CCD aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and not reported above for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013

CHI	$20,049	$28,157

CHY	$21,891	$30,967

CSQ	$49,379	$49,208

CGO	$7,020	$9,915

CHW	$14,849	$20,952

CCD	$0	N/A

Tax Fees.    D&T billed CHI, CHY, CSQ, CGO and CHW aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013

CHI	$0	$0

CHY	$0	$0

CSQ	$0	$0

CGO	$0	$0

CHW	$0	$0

CCD	$0	N/A

All Other Fees.    During the past two fiscal years, D&T did not bill CHI, CHY, CSQ, CGO, CHW or CCD for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.    The charter of the audit committee of each Fund provides that the committee shall pre-approve the engagement of the Fund’s independent accountant to provide audit and non-audit services to the Fund and non-audit services to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre-approval authority to a member of the committee, who must report any pre-approvals to the committee at its next meeting.

All services provided to each Fund described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the audit committee charter. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the audit committees.

Aggregate Non-Audit Fees.    D&T billed CHI, CHY, CSQ, CGO and CHW aggregate fees for non-audit services for the past two fiscal years in the following amounts:

Fund	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013

CHI	$0	$0

CHY	$0	$0

CSQ	$0	$0

CGO	$0	$0

CHW	$0	$0

CCD	$0	N/A

The Funds’ audit committees approved all such non-audit services.

D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $0 for the fiscal years ended October 31, 2014 and October 31, 2013, respectively, for services rendered.

Each Fund’s audit committee has considered whether D&T’s provision of services (other than audit services to each Fund) to Calamos Advisors and affiliates of Calamos Advisors that provide services to the Fund is compatible with maintaining D&T’s independence in performing audit services.

ADMINISTRATORS

Each Fund has entered into an administration agreement with State Street Bank and Trust Company, whose principal business address is 100 Huntington Avenue, Boston, Massachusetts 02116.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Fund’s governance committee by mail addressed to the Secretary of the Fund at its principal office at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communication received for the governance committee directly to the committee. The Funds do not have a policy with regard to trustee attendance at annual meetings. A majority of the trustees of each Fund attended the 2014 annual meeting.

SHAREHOLDER PROPOSALS

A shareholder proposal for inclusion in the proxy for the 2016 annual meeting of a Fund should be submitted in writing pursuant to Rule 14a-8 of the Exchange Act to the Secretary of the Fund at 2020 Calamos Court, Naperville, Illinois 60563-2787. Any such proposal must be received by us at the address above by the close of business on February 4, 2016.

Shareholders who do not wish to submit a proposal for inclusion in the Funds’ combined proxy statements and form of proxy for the 2016 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2016 annual meeting in accordance with each Fund’s bylaws. Each Funds’ bylaws require that advance notice be given to the Fund in the event a shareholder wishes to propose nominations for election to the board of trustees or propose other business to be properly brought before an annual meeting. The required notice must be in writing and received at the address listed above between February 4, 2016 and March 5, 2016. In order to be considered timely, such notice shall be delivered to the Fund’s Secretary at the principal executive office of the Funds listed above and shall set forth all information required under the Fund’s bylaws. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to shareholders.

Copies of a Fund’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Funds will also furnish, without charge, a copy of their bylaws to a shareholder upon request. Such requests should be directed to the Funds at 2020 Calamos Court, Naperville, Illinois 60563-2787 or by telephone at 1-800-582-6959.

By Order of the Board of Trustees of each Fund,

/s/     J. Christopher Jackson

J. Christopher Jackson

Secretary

June 4, 2015

Appendix A

Procedures for Shareholder Nomination of Trustee Candidate

A Fund shareholder who wishes to nominate a candidate to a Fund’s board of trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Funds, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the governance committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Funds, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Funds owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committees in evaluating the candidate.

The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary to

A-1

verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

Unless otherwise specified by the governance committees’ chairman or by legal counsel to the non-interested trustees, the Funds’ Secretary will promptly forward all shareholder recommendations to the governance committees’ chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committees may dispose of the shareholder recommendation.

A-2

▼    FOLD AND DETACH HERE     ▼

PROXY	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND	VOTE TODAY

PROXY FOR COMMON SHARES

SOLICITED BY THE BOARD OF TRUSTEES FOR

THE ANNUAL MEETING OF SHAREHOLDERS — JULY 16, 2015

The undersigned appoints John P. Calamos, Sr., Nimish S. Bhatt, and J. Christopher Jackson, each with power of substitution, to vote all common shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND to be held on July 16, 2015 and at any adjournment thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PROXY TABULATOR
P.O. BOX 9043
SMITHTOWN, NY 11787-9841

▼    FOLD AND DETACH HERE     ▼

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

Please mark your votes as indicated in this example	☒

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

	FOR ALL	WITHHOLD ALL	*FOR ALL EXCEPT
1. Election of trustees:	☐	☐	☐	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
Nominees:
01 Virginia G. Breen				PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
02 Theresa A. Hamacher
03 John E. Neal
04 David D. Tripple

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

*FOR ALL EXCEPT

Mark Here for
Address Change or Comments SEE REVERSE	☐

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in a representative capacity, sign name and indicate title.

Signature	Signature/Title	Date